UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) April 17, 2008

AMERICAN EXPRESS	AMERICAN EXPRESS	AMERICAN EXPRESS
RECEIVABLES FINANCING	RECEIVABLES FINANCING	RECEIVABLES FINANCING
CORPORATION II	CORPORATION III LLC	CORPORATION IV LLC
(as Originators of the American Express Credit Account Master Trust) (Exact Name of registrant as Specified in Charter) on behalf of American Express Credit Account Master Trust

Delaware	333-130508-03	13-3854638	Delaware	333-130508	20-0942395	Delaware	333-130508-02	20-0942445
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)	(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)	(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Vesey Street, Room 138	4315 South 2700 West, Room 1900	4315 South 2700 West, Room 1900
Mail Stop 01-31-12	Mail Stop 02-01-50	Mail Stop 02-01-56
New York, New York 10285	Salt Lake City, Utah 84184	Salt Lake City, Utah 84184
(212) 640-2000	(801) 945-2550	(801) 945-2068
(Address, Including Zip Code, and Telephone Number, Including Area Code, of each Registrant’s Principal Executive Offices)
N/A (Former Name or Former Address, if Changed Since Last Report)	N/A (Former Name or Former Address, if Changed Since Last Report)	N/A (Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01.
On April 17, 2008, American Express Credit Account Master Trust supplemented its Pooling and Servicing Agreement, dated as of May 16, 1996, as amended and restated as of January 1, 2006, as amended from time to time, with its Series 2008-3 Supplement, dated as of April 17, 2008. The Series Supplement is attached hereto as Exhibit 4.1.

On April 17, 2008 American Express Credit Account Master Trust issued its $1,500,000,000 Class A Floating Rate Asset Backed Certificates, Series 2008-3 and $93,751,000 Class B Floating Rate Asset Backed Certificates, Series 2008-3 (the “Certificates”).

On April 17, 2008, American Express Credit Account Master Trust supplemented its Pooling and Servicing Agreement, dated as of May 16, 1996, as amended and restated as of January 1, 2006, as amended from time to time, with its Series 2008-4 Supplement, dated as of April 17, 2008. The Series Supplement is attached hereto as Exhibit 4.2.

On April 17, 2008 American Express Credit Account Master Trust issued its $535,000,000 Class A Floating Rate Asset Backed Certificates, Series 2008-4 and $33,438,000 Class B Floating Rate Asset Backed Certificates, Series 2008-4 (the “Certificates”).

Item 9.01.	Exhibits.
The following are filed as Exhibits to this Report under Exhibit 4.

Exhibit 4.1
Series 2008-3 Supplement, dated as of April 17, 2008, supplementing the Pooling and Servicing Agreement, dated as of May 16, 1996, as amended and restated as of January 1, 2006, as amended from time to time (incorporated herein by reference to Exhibit 4.1 to Registration No. 333-130508).

Exhibit 4.2
Series 2008-4 Supplement, dated as of April 17, 2008, supplementing the Pooling and Servicing Agreement, dated as of May 16, 1996, as amended and restated as of January 1, 2006, as amended from time to time (incorporated herein by reference to Exhibit 4.2 to Registration No. 333-130508).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

American Express Receivables Financing Corporation II, as originator of the Trust and Co-Registrant and as Transferor on behalf of the Trust as Co-Registrant
By:	/s/ Maureen Ryan
	Name:	Maureen Ryan
	Title:	President

American Express Receivables Financing Corporation III LLC, as originator of the Trust and Co-Registrant and as Transferor on behalf of the Trust as Co-Registrant
By:	/s/ Catherine M. Hogan
	Name:	Catherine M. Hogan
	Title:	President

American Express Receivables Financing Corporation IV LLC, as originator of the Trust and Co-Registrant and as Transferor on behalf of the Trust as Co-Registrant
By:	/s/ Robert Radle
	Name:	Robert Radle
	Title:	President

EXHIBIT INDEX

Exhibit	Description
Exhibit 4.1
Series 2008-3 Supplement, dated as of April 17, 2008, supplementing the Pooling and Servicing Agreement, dated as of May 16, 1996, as amended and restated as of January 1, 2006, as amended from time to time (incorporated herein by reference to Exhibit 4.1 to Registration No. 333-130508).

Exhibit 4.2
Series 2008-4 Supplement, dated as of April 17, 2008, supplementing the Pooling and Servicing Agreement, dated as of May 16, 1996, as amended and restated as of January 1, 2006, as amended from time to time (incorporated herein by reference to Exhibit 4.2 to Registration No. 333-130508).